EXHIBIT 10.35
                                                                   -------------

                       SECOND LOAN MODIFICATION AGREEMENT

     This Second Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of _______________, 2001, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and EXCHANGE APPLICATIONS, INC. d/b/a Xchange, Inc., One Lincoln Plaza, 89 South Street, Boston, Massachusetts 02110 and EXSTATIC SOFTWARE, INC., formerly known as Gino Borland, Inc., 4555 Roosevelt Way Seattle, Washington 98105 (hereinafter, collectively, the "Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement with Bank, evidenced by, among other documents, (i) a certain Loan and Security Agreement dated as of April 25, 2001, as amended by a certain First Loan Modification Agreement dated August 1, 2001 (the "Loan Agreement"), (ii) a certain Intellectual Property Security Agreement dated as of April 25, 2001 (the "IP Security Agreement"), and (iii) a certain Pledge Agreement dated April 25, 2001 (the "Pledge Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness and obligations owing by Borrower to Bank shall be referred to as the "Obligations".

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement, the IP Security Agreement and the Pledge Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     Modifications to Loan Agreement.
     -------------------------------

     1. The Loan Agreement is hereby amended by deleting the following text appearing in Section 5(a) of the Schedule to the Loan Agreement:

         "A. EBITDA: THE BORROWER SHALL SUFFER MAXIMUM LOSS OR MAINTAIN A MINIMUM PROFIT PER MONTH AND PER QUARTER IN ACCORDANCE WITH THE SCHEDULE PROVIDED BELOW:

         April 2001 - ($5,500,000)               October 2001 -  ($3,000,000)
         May 2001 -   ($3,000,000)               November 2001 - ($1,750,000)
         June 2001 -   $5,000,000                December 2001 -  $3,250,000
         2nd Quarter 2001
         Maximum Loss ($2,600,000)               4th Quarter 2001
         July 2001 -  ($4,500,000)               Minimum Profit - $1.00
         August 2001 -($1,750,000)
         September 2001 - $3,000,000             Each Quarter thereafter
         3rd Quarter 2001                        Minimum Profit - $1,000,000"
         Maximum Loss - ($2,000,000)

         and substituting the following text therefor:

         "A. EBITDA: THE BORROWER SHALL SUFFER MAXIMUM LOSS OR MAINTAIN A MINIMUM PROFIT PER MONTH AND PER QUARTER IN ACCORDANCE WITH THE SCHEDULE PROVIDED BELOW:

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         October 2001   -   ($2,250,000)
         November 2001  -   ($1,500,000)
         December 2001  -    $2,000,000
         4th Quarter 2001
         Maximum Loss ($500,000)
         January 2002   -   ($2,000,000)
         February 2002  -   ($1,500,000)
         March 2002     -    $2,500,000
         1st Quarter 2002
         Minimum Profit - $1.00"

     2. The Loan Agreement is hereby amended by deleting Section 5(c) of the Schedule to the Loan Agreement in its entirety.

     3. The Loan Agreement is hereby amended by deleting the following text appearing at the end of Section 5 of the Schedule to the Loan
         Agreement:

         " DEFINITIONS. For purposes of the foregoing financial covenants, the following term shall have the following meaning:

         "EBITDA" shall mean the Borrower's earnings before interest, taxes, depreciation and amortization, each as determined in accordance with generally accepted accounting principles."

         and substituting the following text therefor:

         "DEFINITIONS. For purposes of the foregoing financial covenants, the following term shall have the following meaning:

         "EBITDA" shall mean the Borrower's earnings before interest, taxes, depreciation and amortization, each as determined in accordance with generally accepted accounting principles. For the purposes of calculating EBITDA hereunder, Borrower's restructuring charges for such period shall not be included as an expense."

4. WAIVERS. Bank hereby waives Borrower's existing defaults under the Loan Agreement by virtue of Borrower's failure to comply with the quarterly EBITDA covenants for June 2001 and September 2001 set forth in Section 5(a) of the Schedule to the Loan Agreement. Bank's waiver of Borrower's compliance of said covenants shall apply only to the foregoing specific periods.

5. FEES. Borrower shall pay to Bank a modification fee equal to Ten Thousand Dollars ($10,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

6. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that the IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in the IP Security Agreement.

7. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower shall not, without providing the Bank with thirty (30) days prior written notice: (i) relocate its principal executive office or add

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any new offices or business locations or keep any Collateral in any additional locations, or (ii) change its jurisdiction of organization, or (iii) change its organizational structure or type, (iv) change its legal name, or (v) change any organizational number (if any) assigned by its jurisdiction of organization. In addition, the Borrower hereby certifies that no Collateral is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of April 24, 2001 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

8. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank's interest in the Collateral.

9. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

10. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

11. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.

12. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

13. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]







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         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.



EXCHANGE APPLICATIONS, INC.                      SILICON VALLEY BANK, d/b/a
                                                 SILICON VALLEY EAST

By                                               By
   ----------------------------                     ----------------------------
   President or Vice President                   Title
                                                    ----------------------------

By
   ----------------------------
   Secretary or Ass't Secretary


EXSTATIC SOFTWARE, INC., formerly known as GINO BORLAND, INC.


By
   ----------------------------
   President or Vice President


By
   ----------------------------
   Secretary or Ass't Secretary























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         The undersigned each ratify confirm and reaffirm, all and singular, the terms and conditions of certain Unconditional Guaranties each dated April 24, 2001 (collectively, the "Guaranty") and a certain Security Agreement dated April 24, 2001 (the "Security Agreement") and acknowledge, confirm and agree that the Guaranty and the Security Agreement remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith. Further, the undersigned each hereby grant to Bank, and reaffirm the grant to Bank of, a continuing security interest in and to the property listed on Exhibit A to the Security Agreement to secure the Obligations.


ACTION SYSTEMS, INC.

By:
   ----------------------------
Name:
Title:



CUSTOMER ANALYTICS HOLDINGS, INC.

By:
   ----------------------------
Name:
Title:



CUSTOMER ANALYTICS, INC.

By:
   ----------------------------
Name:
Title:



EXCHANGE APPLICATIONS SECURITIES CORPORATION

By:
   ----------------------------
Name:
Title:



KNOWLEDGE STREAM PARTNERS, INC.

By:
   ----------------------------
Name:
Title:


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